                                  EXHIBIT 10.3

                           FOURTH AMENDMENT (this "Amendment"), dated as of
                  November 20, 1998, to the 5-Year Competitive Advance and Revolving Credit Facility Agreement dated as of March 21, 1994 (as amended from time to time, the "Credit Agreement"), among EG&G, INC., a Massachusetts corporation (the "Company"), the Borrowing Subsidiaries (as such term is defined therein; together with the Company, the "Borrowers"), the Lenders listed in Schedule 2.01 thereof (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


         A. The Borrowers have requested and the Administrative Agent and the Lenders are willing to amend certain provisions of the Credit Agreement for the limited purposes described and on the terms and conditions set forth herein.

         B. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.


         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. AMENDMENT OF SECTION 1.01 OF THE CREDIT AGREEMENT. Section
1.01 of the Credit Agreement is hereby amended as follows:

         In the definition of "Applicable Percentage", the Eurodollar Spread and Facility Fee Percentage grid is hereby amended and restated in its entirety:

===============================================================================
CATEGORY 1                       EURODOLLAR SPREAD      FACILITY FEE PERCENTAGE
-------------------------------------------------------------------------------
Aa3 or higher by Moody's;             .230%                       .070%
AA- or higher by S&P
-------------------------------------------------------------------------------
CATEGORY 2

A1 or A2 by Moody's;                  .300%                       .100%
A+ or A by S&P
-------------------------------------------------------------------------------
CATEGORY 3

A3 by Moody's;                        .375%                       .125%
A- by S&P
-------------------------------------------------------------------------------
CATEGORY 4

Baa1 by Moody's;                      .450%                       .150%
BBB+ by S&P
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CATEGORY 5

Baa2 by Moody's;                      .575%                       .175%
BBB by S&P
-------------------------------------------------------------------------------
CATEGORY 6

Baa3 by Moody's;                      .650%                       .225%
BBB- by S&P
-------------------------------------------------------------------------------
CATEGORY 7

Ba1 or lower by Moody's;              .700%                       .300%
BB+ or lower by S&P
===============================================================================


         SECTION 2. AMENDMENT OF SECTION 2.07 OF THE CREDIT AGREEMENT. Section 2.07(a)(i) of the Credit Agreement is hereby amended and restated as follows:

         "(i) in the case of each Eurodollar Standby Loan, the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage from time to time in effect plus an additional .125% per annum on any day on which
(A) the sum of (1) the outstanding aggregate principal amount of all Standby Loans made by all Lenders plus (2) the outstanding aggregate principal amount of all Competitive Loans made by all Lenders exceeds (B) 33% of the Total Commitment and"

         SECTION 3. AMENDMENT OF SECTION 5.01 OF THE CREDIT AGREEMENT. Section
5.01 of the Credit Agreement is hereby amended by adding the following after the heading thereof:

         "The Company will give the Administrative Agent prompt written notice of any change in any Rating that results in a change in the Category on which the Applicable Percentage is based."

         SECTION 4. AMENDMENT OF SECTION 5.07 OF THE CREDIT AGREEMENT. Section 5.07(b)(ii) of the Credit Agreement is hereby amended by replacing the reference to "0.35:1.00" with a reference to "0.55:1.00".

         SECTION 5. AMENDMENT OF SECTION 5.08 OF THE CREDIT AGREEMENT. Section 5.08(h) of the Credit Agreement is hereby amended and restated as follows:

         "(h) to the extent that the value of all Margin Stock owned by the Company and its Consolidated Subsidiaries (determined in accordance with Regulation U) exceeds 25% of the value of the total assets of the Company and its Consolidated Subsidiaries subject to this Section 5.08 (as so determined), Liens on such excess Margin Stock (it being understood that Margin Stock not in excess of 25% of the value of such assets will be subject to the restrictions of this Section 5.08)."

         SECTION 6. AMENDMENT OF SECTION 5.09 OF THE CREDIT AGREEMENT. Section
5.09 of the Credit Agreement is hereby amended by adding the following at the end thereof:
         "(c) Notwithstanding anything in the foregoing to the contrary, to the extent that the value of all Margin Stock owned by the Company and its Consolidated Subsidiaries (determined in accordance with Regulation U) exceeds 25% of the value of the total assets of the Company and its Consolidated Subsidiaries subject to this Section 5.09 (as so determined), the restrictions contained in subsections (a)(ii) and (b)(ii) of this Section 5.09 shall not apply to such excess Margin Stock (it being understood that Margin Stock not in excess of 25% of the value of such assets will be subject to the restrictions of this Section 5.09)."

         SECTION 7. AMENDMENT OF ARTICLE V OF THE CREDIT AGREEMENT. Article V of the Credit Agreement is hereby amended by adding the following at the end thereof:

         "SECTION 5.10. OWNERSHIP OF MARGIN STOCK. The Company will not, and will not permit its Subsidiaries to, own Margin Stock to the extent the value of such Margin Stock would exceed 28% of the value of the total assets of the Company and its Consolidated Subsidiaries."

         SECTION 8. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each of the Lenders and the Administrative Agent, on and as of the date hereof, that:

         (a) This Amendment has been duly authorized, executed and delivered by the Company, and each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) Immediately before and immediately after the effectiveness of this Amendment, no Event of Default or Default has occurred and is continuing.

         (d) Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Company's and each Subsidiary's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's or any Subsidiary's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by July 1, 1999 except to the extent that the failure to complete such reprogramming and testing could not in the aggregate result in a Material Adverse Effect. The cost to the Company and the Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and the Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and each Subsidiary are and, with ordinary course upgrading, replacement and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Company and each Subsidiary to conduct its business without a Material Adverse Effect.

         SECTION 9. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders.

         SECTION 10. CREDIT AGREEMENT. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

         SECTION 11. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         SECTION 14. EXPENSES. The Company agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including, but not limited to, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         EG&G, INC.,

                                           by
                                             /s/ Daniel T. Heaney
                                             -----------------------------
                                             Name: Daniel T. Heaney
                                             Title: Treasurer


                                         THE CHASE MANHATTAN BANK, individually
                                         and as Administrative Agent for the
                                         Lenders,

                                           by
                                             /s/ Karen M. Sharf
                                             -----------------------------
                                             Name: Karen M. Sharf
                                             Title: Vice President


                                         DRESDNER BANK A.G., NEW YORK BRANCH
                                         AND GRAND CAYMAN BRANCH,

                                           by
                                             /s/ Ken Hamilton
                                             -----------------------------
                                             Name: Ken Hamilton
                                             Title: Senior Vice President

                                           by
                                             /s/ Deborah Slusarczyk
                                             -----------------------------
                                             Name: Deborah Slusarczyk
                                             Title: Vice President


                                         BANKBOSTON N.A.,

                                           by
                                             /s/ Jorge A. Schwarz
                                             -----------------------------
                                             Name: Jorge A. Schwarz
                                             Title: Director

                                         THE FIRST NATIONAL BANK OF CHICAGO,

                                           by
                                             /s/ Robert Mcmillan
                                             -----------------------------
                                             Name: Robert McMillan
                                             Title: Corporate Banking Officer

                                         THE NORTHERN TRUST COMPANY,

                                           by
                                             /s/ Darren F. Baer
                                             -----------------------------
                                             Name: Darren F. Baer
                                             Title: Vice President


                                         ROYAL BANK OF CANADA,

                                           by
                                             /s/ Sheryl L. Greenberg
                                             -----------------------------
                                             Name: Sheryl L. Greenberg
                                             Title: Senior Manager


                                         STANDARD CHARTERED BANK,

                                           by
                                             /s/ Leslie Shaw Bright
                                             -----------------------------
                                             Name: Leslie Shaw Bright
                                             Title: Vice President

                                           by
                                             /s/ Natalie S. Yang
                                             -----------------------------
                                             Name: Natalie S. Yang
                                             Title: Vice President


                                         WACHOVIA BANK, N.A.,

                                           by
                                             /s/ John P. Rafferty
                                             -----------------------------
                                             Name: John P. Rafferty
                                             Title: Senior Vice President